UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2019
PARKER-HANNIFIN CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 896-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2019, at the 2019 Annual Meeting of Shareholders (the "2019 Annual Meeting") of Parker-Hannifin Corporation (the "Company"), the Company's shareholders, upon the recommendation of the Company's Board of Directors (the "Board"), approved the Parker-Hannifin Corporation Amended and Restated 2016 Omnibus Stock Incentive Plan (the "Plan"). The Board approved and adopted the Plan on August 15, 2019, subject to shareholder approval.

The Plan amends the Company's 2016 Omnibus Stock Incentive Plan to (i) increase the number of shares of the Company's common stock available thereunder by 7,800,000 shares, from 16,000,000 to 23,800,000, (ii) eliminate references to shares of the Company's common stock subject to awards under the Company's 2009 Omnibus Stock Incentive Plan being available under the Plan or its predecessor and (iii) change the fungible share ratio for full value awards from 3.69-to-1 to 4.07-to-1.

The Plan is administered by the Board's Human Resources and Compensation Committee (the "Committee") and provides for grants of stock options, stock appreciation rights (“SARs”), restricted stock awards, unrestricted stock awards and restricted stock units (“RSUs”) for the purpose of attracting, retaining and rewarding non-employee directors, officers and other employees of the Company. Common stock issued under the Plan may include authorized but unissued shares, treasury shares or a combination of both. The Plan imposes sub-limits on the number of shares of the Company's common stock that may be issued under the Plan and provides that no participant may be granted stock options or SARs for more than 1,000,000 shares in any three-year period. In addition, no participant may be granted restricted stock awards, unrestricted stock awards or RSUs for more than 1,000,000 shares in any three-year period and no non-employee director may be granted awards for more than 10,000 shares of common stock within a year. Further, to the extent that any restricted stock award, unrestricted stock award or RSU is intended to qualify for the performance-based compensation exemption from Section 162(m) of the Internal Revenue Code, that award would be granted subject to the terms of the Company's 2015 Performance Bonus Plan, or a predecessor plan.

In the case of certain events, the Committee will or may make equitable adjustments under the plan to prevent the dilution or enlargement of rights. However, the Plan generally does not permit, without shareholder approval, the re-pricing of stock options or SARs. Furthermore, the plan does not provide for “net share counting,” gives the Committee discretion to recover awards in the event of detrimental activity by participants or pursuant to the Company’s claw-back policy, sets a maximum term of ten years on stock options and SARs, which cannot be granted at a discount to the grant date fair market value of the Company’s common stock, and prohibits the payment of dividends or dividend equivalents on unearned performance-based restricted share or RSU awards.

The Plan will terminate on October 26, 2026, or such earlier date as the Committee may determine. Notwithstanding the foregoing, the Plan will remain in effect for outstanding awards until no awards remain outstanding, which period may extend beyond the Plan termination date. The Committee may amend, suspend or terminate the Plan at any time, but shareholder approval is required for any amendment, to the extent necessary to comply with the requirements of the New York Stock Exchange or applicable law.

The foregoing summary of the Plan is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On October 23, 2019, at the 2019 Annual Meeting, the Company's shareholders considered four proposals, each of which is described more fully in the Company’s definitive proxy statement for the 2019 Annual Meeting. The fifth proposal described in the Company’s proxy statement for the 2019 Annual Meeting, a shareholder proposal was not voted upon at the 2019 Annual Meeting because neither the proponent, nor a representative on behalf of the proponent, attended the 2019 Annual Meeting to present the proposal. Set forth below are the final voting results on each matter submitted to a vote of the Company’s shareholders at the 2019 Annual Meeting.

Proposal 1. The shareholders elected the following Directors for a term expiring at the Annual Meeting of Shareholders in 2020, as follows:

Nominees	For	Against	Abstentions	Broker Non-Votes
Lee C. Banks	103,030,375	2,240,181	398,515	9,184,651
Robert G. Bohn	104,191,129	1,041,294	436,650	9,184,649
Linda S. Harty	103,036,660	2,252,899	375,204	9,188,959
Kevin A. Lobo	104,112,402	1,171,183	385,488	9,184,649
Candy M. Obourn	101,758,146	3,525,424	381,191	9,188,961
Joseph Scaminace	102,697,237	2,569,904	397,620	9,188,961
Åke Svensson	104,276,172	889,309	503,593	9,184,648
Laura K. Thompson	104,574,530	628,970	465,576	9,184,646
James R. Verrier	104,141,159	1,013,458	514,455	9,184,650
James L. Wainscott	103,531,575	1,615,027	522,470	9,184,650
Thomas L. Williams	99,676,691	5,318,168	674,213	9,184,650

Proposal 2. The Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020, as follows:

Votes For	Votes Against	Abstentions
112,142,542	2,227,109	484,071

Proposal 3. The Shareholders approved, on a non-binding, advisory basis, the compensation of the Named Executive Officers of the Company, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,964,561	5,853,097	850,696	9,185,368

Proposal 4. The Shareholders approved the Parker-Hannifin Corporation Amended and Restated 2016 Omnibus Stock Incentive Plan, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,345,660	10,393,979	924,403	9,189,680

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit
10.1	Parker-Hannifin Corporation Amended and Restated 2016 Omnibus Stock Incentive Plan. *

*	Submitted electronically herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION
By: /s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and
Secretary

Date:	October 28, 2019